                                                                    EXHIBIT 99.3



                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                              Case Number 02 B 8209
                             (Jointly Administrated)

                            Monthly Operating Report
                                   April 2002

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

    CASE NAME:   Florsheim Group Inc.           CASE NO.    02 B 08209
               ------------------------                 -----------------

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                         For Month Ending April 27, 2002

                                                 LOAN          LOAN           Total                                       EXCESS
    DATE            RECEIPTS     DISBURSEM.     BALANCE       BALANCE      Outstanding       LC'S         AVAIL.          AVAIL
------------      -----------  ------------  ------------- -------------  -------------  ------------  -------------   ------------
OPENING BALANCE                        0.00  45,977,608.15  8,336,296.33  54,313,904.48  3,507,570.00   57,806,850.00    (14,624.48)
   03/31                 0.00          0.00  45,977,608.15  8,336,296.33  54,313,904.48  3,507,570.00   57,806,850.00    (14,624.48)
   04/01           611,151.01    380,672.96  45,366,457.14  8,716,969.29  54,083,426.43  3,507,570.00   57,806,850.00    215,853.57
   04/02         1,459,807.00    672,165.31  43,906,650.14  9,389,134.60  53,295,784.74  3,507,570.00   57,806,850.00  1,003,495.26
   04/03           373,193.69    368,780.96  43,533,456.45  9,757,915.56  53,291,372.01  3,507,570.00   58,209,000.00  1,410,057.99
   04/04           155,791.38    481,504.56  43,377,665.07 10,239,420.12  53,617,085.19  3,507,570.00   58,209,000.00  1,084,344.81
   04/05           315,294.54    624,600.16  43,062,370.53 10,864,020.28  53,926,390.81  3,507,570.00   58,209,000.00    775,039.19
   04/06                 0.00          0.00  43,062,370.53 10,864,020.28  53,926,390.81  3,507,570.00   58,209,000.00    775,039.19
   04/07                 0.00          0.00  43,062,370.53 10,864,020.28  53,926,390.81  3,507,570.00   58,209,000.00    775,039.19
   04/08           662,831.01  1,770,492.89  42,399,539.52 12,634,513.17  55,034,052.69  3,507,570.00   58,209,000.00   (332,622.69)
   04/09           875,666.83    710,573.09  41,523,872.69 13,345,086.26  54,868,958.95  3,507,570.00   58,386,000.00      9,471.05
   04/10           386,840.03    540,527.66  41,137,032.66 13,885,613.92  55,022,646.58  3,507,570.00   58,386,000.00   (144,216.58)
   04/11           261,174.14    497,408.90  40,875,858.52 14,383,022.82  55,258,881.34  3,507,570.00   58,386,000.00   (380,451.34)
   04/12           998,083.82  1,017,616.89  39,877,774.70 15,400,639.71  55,278,414.41  3,507,570.00   58,386,000.00   (399,984.41)
   04/13                 0.00          0.00  39,877,774.70 15,400,639.71  55,278,414.41  3,507,570.00   58,386,000.00   (399,984.41)
   04/14                 0.00          0.00  39,877,774.70 15,400,639.71  55,278,414.41  3,507,570.00   58,386,000.00   (399,984.41)
   04/15           386,626.88    230,749.90  39,491,147.82 15,631,389.61  55,122,537.43  3,507,570.00   58,386,000.00   (244,107.43)
   04/16           961,919.15    957,661.10  38,529,228.67 16,589,050.71  55,118,279.38  3,507,570.00   58,386,000.00   (239,849.38)
   04/17           438,676.20    464,173.03  38,090,552.47 17,053,223.74  55,143,776.21  3,507,570.00   58,738,000.00     86,653.79
   04/18           132,938.41    582,101.47  37,957,614.06 17,635,325.21  55,592,939.27  3,507,570.00   58,738,000.00   (362,509.27)
   04/19           386,264.83    412,259.69  37,571,349.23 18,047,584.90  55,618,934.13  3,507,570.00   58,738,000.00   (388,504.13)
   04/20                 0.00          0.00  37,571,349.23 18,047,584.90  55,618,934.13  3,507,570.00   58,738,000.00   (388,504.13)
   04/21                 0.00          0.00  37,571,349.23 18,047,584.90  55,618,934.13  3,507,570.00   58,738,000.00   (388,504.13)
   04/22           194,260.73    161,053.27  37,377,088.50 18,208,638.17  55,585,726.67  3,507,570.00   58,738,000.00   (355,296.67)
   04/23           542,009.28    119,755.02  36,835,079.22 18,328,393.19  55,163,472.41  3,507,570.00   58,738,000.00     66,957.59
   04/24           132,310.16    138,310.08  36,702,769.06 18,466,703.27  55,169,472.33  3,507,570.00   58,595,000.00    (82,042.33)
   04/25           124,790.74    353,017.16  36,577,978.32 18,819,720.43  55,397,698.75  3,507,570.00   58,595,000.00   (310,268.75)
   04/26           297,141.47    398,489.74  36,280,836.85 19,218,210.17  55,499,047.02  3,507,570.00   58,595,000.00   (411,617.02)
                 ------------ -------------
                 9,696,771.30 10,881,913.84

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:   Florsheim Group Inc.         CASE NO.  02 B 08209
               -----------------------                ---------------


                            SUMMARY OF CASH ACCOUNTS
                            ------------------------

                         For Month Ending April 27, 2002

ENDING BALANCE IN                        3/30/02           4/27/02
                                      -------------    --------------

    LASALLE NATIONAL BANK
       Account #                         354,286.42        279,700.18
       Account #                           2,500.00          2,500.00
       Account #                           1,033.56            185.74
       Account #                                  -                 -

    ASSOCIATED BANK
       Account #                          15,000.00         15,000.00

    BT COMMERCIAL

       Account #                                  -                 -
       Account #                                  -                 -
       Account #                                  -                 -
       Account #                                  -                 -
       Account #                                  -                 -
       Account #                                  -                 -
       Account #                                  -                 -


    RETAIL CASH IN LOCAL BANKS           535,185.92        787,113.50

                                      -------------    --------------
    TOTAL                                908,005.90      1,084,499.42
                                      =============    ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:   Florsheim Group Inc.      CASE NO.   02 B 08209
                 ----------------------              --------------

                                RECEIPTS LISTING
                                ----------------

                         For Month Ending April 27, 2002

        Bank:             BT Commercial Corporation
        Location          Chicago, Illinois
        Account Name:     Concentration Account
        Account No.:

                      Wire Receipts    Retail            Retail                            TOTAL
                                                               (1)      Lockbox (2)      RECEIPTS
                     --------------  ----------     --------------   --------------   ----------------
OPENING BALANCE
      04/01          $         0.00  $    0.00      $   257,192.59   $   353,958.42   $     611,151.01

      04/02          $         0.00          0      $   691,118.24   $   768,688.76   $   1,459,807.00

      04/03          $         0.00          0      $   299,288.23   $    73,905.46   $     373,193.69

      04/04          $         0.00          0      $   128,946.10   $    26,845.28   $     155,791.38

      04/05          $         0.00          0      $   235,526.09   $    79,768.45   $     315,294.54

      04/08          $    17,201.00(3)       0      $   264,217.37   $   381,412.64   $     662,831.01

      04/09          $         0.00          0      $   688,971.54   $   186,695.29   $     875,666.83

      04/10          $     4,471.79(4)       0      $   207,321.34   $   175,046.90   $     386,840.03

      04/11          $    35,000.00(5)       0      $   156,264.30   $    69,909.84   $     261,174.14

      04/12          $         0.00          0      $   172,605.91   $   825,477.91   $     998,083.82

      04/15          $         0.00          0      $   221,662.99   $   164,963.89   $     386,626.88

      04/16          $       376.20(6)       0      $   405,189.37   $   556,353.58   $     961,919.15

      04/17          $   165,000.00(7)       0      $    63,440.74   $   210,235.46   $     438,676.20

      04/18          $         0.00          0      $    62,987.75   $    69,950.66   $     132,938.41

      04/19          $    20,865.66(8)       0      $    40,288.59   $   325,110.58   $     386,264.83

      04/22          $         0.00          0      $    92,388.56   $   101,872.17   $     194,260.73

      04/23          $         0.00          0      $   140,681.46   $   401,327.82   $     542,009.28

      04/24          $         0.00          0      $    84,977.88   $    47,332.28   $     132,310.16

      04/25          $         0.00          0      $    42,012.60   $    82,778.14   $     124,790.74

      04/26          $         0.00          0      $    33,703.56   $   263,437.91   $     297,141.47
                     ==============  ==========     ==============   ==============   ================
                     $   242,914.65  $    0.00      $ 4,288,785.21   $ 5,165,071.44   $   9,696,771.30
                     ==============  ==========     ==============   ==============   ================


          Notes:
          ------
     1) Retail receipts represent the sweep of U.S. depository accounts on a daily basis.
     2)   Wholesale receipts paid to lockbox
     3)   Alicanti - Foreign accounts receivable
     4)   Micheals - Foreign accounts receivable
     5)   Flem Marketing - Royalty Payment
     6)   Sweetings - Foreign accounts receivable
     7)   Hilco Merchant Resources LLC fixed asset purchase
     8)   Mirabell - Royalty Payment

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:   Florsheim Group Inc.        CASE NO.     02 B 08209
                -----------------------               ------------------


                              DISBURSEMENTS LISTING
                              ---------------------

                         For Month Ending April 27, 2002


               Bank:                   BT Commercial Corporation
               Location                Chicago, Illinois
               Account Name:           Concentration Account
               Account No.:


Account                                                            Amount
                                                               -------------

Florsheim Group Inc.
            Payments
            Wire Disbursements                                  8,353,132.25
            Wholesales Checks                                     953,268.47
            Retail Checks                                       1,428,601.46
            Retail Credit Card Discounts - per bank                75,171.15
                                                               -------------

            Total Funds Out                                    10,810,173.33

            Outstanding Checks at 3/29
            Wholesale - April checks                              (63,866.00)
            Retail - April checks                                (123,980.03)
            March checks                                           (3,235.26)
                                                               -------------

            Outstanding March checks that cleared                 262,821.80
                                                               -------------

Total Florsheim Group Inc.                                     10,881,913.84
                                                               -------------

The Florsheim Shoe Store Company - West                                --

The Florsheim Shoe Store Company - Northeast                           --

Florsheim Occupational Footwear, Inc.                                  --

L.J. O'Neill Shoe Co.                                                  --
                                                               -------------

Grand Total Cash Disbursements                                 10,881,913.84
                                                               =============




Note - All Cash disbursements are made by Florsheim Group Inc. on behalf of the debtors, Florsheim Group Inc., The Florsheim Shoe Store Company - West, The Florsheim Shoe Store Company - Northeast, Florsheim Occupational Footwear, Inc. and L.J. O'Neill Shoe Co.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:   Florsheim Group Inc.        CASE NO.    02 B 08209
                -----------------------                ----------------


                         STATEMENT OF INVENTORY ($ 000)
                         ------------------------------

                         For Month Ending April 27, 2002





                 Beginning Inventory            $    42,357
                                                ------------

                 Add: Purchases                 $     4,127
                                                ------------

                 Less: Cost of Goods Sold
                           (Cost Basis)         $    (7,034)
                                                ------------

                 Adjustments                    $      (109)
                                                ------------

                 Ending Inventory               $    39,341
                                                ============



                          PAYROLL INFORMATION STATEMENT
                          -----------------------------


                                           Week ended
                   -------------------------------------------------------------
                       4/5/02         4/12/02         4/19/02         4/26/02           Total
                   -------------   -------------   -------------   -------------   ---------------
Gross Payroll
 Wholesale
  Chicago             297,177.96           --         297,630.14           --           594,808.10
  Commissions              --              --          64,417.00           --            64,417.00
  FDC                  42,653.72       28,532.15       32,950.38       29,696.54        133,832.79
Retail                269,274.74      238,008.22      275,706.21      256,619.53      1,039,608.70

                   -------------   -------------   -------------   -------------   ---------------
Total                 609,106.42      266,540.37      670,703.73      286,316.07      1,832,666.59
                   =============   =============   =============   =============   ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:   Florsheim Group Inc.         CASE NO.   02 B 08209
              -----------------------                ----------------


                          STATEMENT OF AGED RECEIVABLES
                          -----------------------------

                         For Month Ending April 27, 2002

ACCOUNTS RECEIVABLE:

                    Beginning of Month Balance         $  13,178,372
                                                       --------------

                    Add: Sales on Account              $   4,420,745
                                                       --------------

                    Less: Collections                  $  (5,321,807)
                                                       --------------

                    Adjustments                        $     (77,781)
                                                       --------------

                    End of the Month Balance           $  12,199,529
                                                       ==============


            0-30        31-60           61-90        over 90      End of Month
            Days         Days            Days          Days           Total
       -------------  ----------     ------------  ------------   -------------

        10,481,075      376,184        153,769       1,188,501      12,199,529



                             ACCOUNTS PAYABLE AGING
                             ----------------------

                     0-30            31-60            61-90         Over 90      End of Month
                     Days             Days            Days            Days          Total
               ---------------    ------------    ------------    -----------   ---------------
Wholesale        (1,068,736.00)      28,725.00      (58,520.00)      2,589.00     (1,095,942.00)

Retail
   Rent          (1,157,814.00)         944.00           --             --        (1,156,870.00)
   Other           (146,418.00)      (4,306.00)        (210.00)         --          (150,934.00)

               ---------------    ------------    ------------    -----------   ---------------
Total            (2,372,968.00)      25,363.00      (58,730.00)      2,589.00     (2,403,746.00)
               ===============    ============    ============    ===========   ===============


* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:  FLORSHEIM GROUP INC.        CASE NO.   02 B 08209
             ------------------------              ----------------


                                TAX QUESTIONNAIRE
                                -----------------

                         FOR MONTH ENDING APRIL 27, 2002

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                1. Federal Income Taxes              Yes (x)       No (  )
                2. FICA withholdings                 Yes (x)       No (  )
                3. Employee's withholdings           Yes (x)       No (  )
                4. Employer's FICA                   Yes (x)       No (  )
                5. Federal Unemployment Taxes        Yes (x)       No (  )
                6. State Income Taxes                Yes (x)       No (  )
                7. State Employee withholdings       Yes (x)       No (  )
                8. All other state taxes             Yes (x)       No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                                 WEEK 04/05      WEEK 04/12      WEEK 04/19       WEEK 04/26
                                 ----------      ----------      ----------       ----------
Federal Income Tax W/H        $    78,145.56   $   25,294.30   $    91,157.10   $   27,722.07
FICA - Employee                    34,770.05       16,175.19        38,406.67       17,333.80
Medicare - Employee                 8,640.91        3,783.00         9,535.91        4,053.97
FICA - Employer                    34,771.56       16,175.15        38,406.66       17,338.12
Medicare - Employer                 8,641.46        3,782.91         9,535.95        4,054.89

Sate Income Tax W/H                16,470.99        5,963.10        19,153.95        6,789.72
Local Tax W/H                         542.75          447.55           531.99          487.21
State Disability                      504.88          457.72           650.32          491.55
State Unemployment                  7,948.40        3,984.16         5,190.65        3,268.50
Federal Unemployment                1,415.46          984.18         1,018.77          796.55
                              --------------   -------------   --------------   -------------

Total                         $   191,852.02   $   77,047.26   $   213,587.97   $   82,336.38

Payment made by Ceridian      $   191,852.02   $   77,047.26   $   213,610.81   $   82,361.37
Over / (underpaymt)                                            $        22.84   $       24.99
                              --------------   -------------   --------------   -------------

Total                         $   191,852.02   $   77,047.26   $   213,587.97   $   82,336.38

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                          Print or type name and capacity of
                                          person signing this Declaration:

                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          Vice President, Finance and Chief
                                          Accounting Officer

DATED:   May 15, 2002

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                         FOR MONTH ENDING MARCH 30, 2002


                      U.S. TRUSTEE QUARTERLY FEE STATEMENT
                      ------------------------------------
                    Pursuant to Fed. R. Bankr. P. 2015(a)(5)

                                  DISBURSEMENTS
                                  -------------


            MONTH                                          DISBURSEMENT

            March 2002                                     $ 8,336,296.29


                                                           --------------
            TOTAL DISBURSEMENTS
                FOR QUARTER                                $ 8,336,296.29

            QUARTERLY FEE OWED PURSUANT TO
            28 U.S.C. 1930(A)(6)                              $ 10,000.00

            QUARTERLY FEE PAID
            (Attach proof of payment)                                   -
                                                           --------------

            AMOUNT OF UNPAID FEES (IF ANY)                 $    10,000.00


     I F. Terrence Blanchard acting as the duly authorized agent for the Debtor in Possession (Trustee) (Plan Administrator) declare under penalty of perjury under the laws of the United States that I have read and certify that the figures, statements, disbursement itemizations and account balances as listed in this U.S. Trustee Quarterly Fee Statement are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                            Print or type name and capacity of
                                            person signing this Declaration:

                                            /s/ F. Terrence Blanchard
                                            ------------------------------------
                                            Vice President, Finance and Chief
                                            Accounting Officer

DATED:  May 15, 2002

* For periods subsequent to plan confirmation, this includes payments pursuant to the confirmed plan as well as all other disbursements